Third Quarter 2025 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Q3 2025 Comparative Results 1,877 1,927 3Q24 3Q25 Total Revenue 2.7% 1,681 1,721 3Q24 3Q25 Revenue xFSC 2.4% 81 50 3Q24 3Q25 Operating Income (38.2%) 102 106 3Q24 3Q25 Adj. Operating Inc. 1 4.2% Net Income 54 51 3Q24 3Q25 Adj. Net Income 1 (5.8%) Earnings Per Share $0.34 $0.32 3Q24 3Q25 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns (5.9%) Growing both revenue and Adjusted Operating Income in a challenging market 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adjusted Net Income / EPS uses normalized tax rate) 30 3Q24 3Q25 (74.2)% 0.19 0.05 3Q24 3Q25 (73.7)% 8

4 $1,084.4M $41.2M 96.2% ~15,400 irregular route and ~5,900 dedicated tractors $340.5M $32.1M 90.6% 177 service centers ~6,600 door count $140.4M $8.0M 94.3% Gross margin 17.8% $94.1M $0.2M 99.8% 573 tractors 12,535 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q3 2025 Revenue Diversification Q3 2025 Segment Overview LTL becoming a meaningful share of business, increasing earnings diversification OTR 45% / Dedicated 17% LTL 20% Truckload 62% Lo gis tic s 8 % Inte rmo dal 5% Other 5% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.7B2

5 (Dollars in millions) Revenue xFSC $1,084.4 $1,107.5 (2.1%) Operating income $35.9 $45.4 (20.8%) Adjusted Operating Income 1 $41.2 $48.5 (15.0%) Operating ratio 97.1% 96.4% 70 bps Adjusted Operating Ratio 1 96.2% 95.6% 60 bps Truckload Financial Metrics • Adjusted Operating Ratio deteriorated 60 bps year-over- year, impacted by $12M of higher insurance at U.S. Xpress ($0.05 negative impact to Adjusted EPS) primarily related to the settlement of two large 2023 U.S. Xpress auto liability claims ◦ Excluding insurance impact, Adjusted Operating Ratio would have improved 50 bps year-over-year • Miles per tractor improved 4.2% year-over-year as we continue to improve asset utilization • Cost take-out initiatives to continue into 2026 Average revenue per tractor $50,864 $48,543 4.8 % Average tractors 21,319 22,814 (6.6%) Average trailers 89,366 90,935 (1.7%) Miles per tractor 21,337 20,469 4.2 % Operating Performance - Truckload Stable margins in Legacy Truckload with higher claims cost at U.S. Xpress Q3 2025 Q3 2024 Change Truckload Operating Statistics Q3 2025 Q3 2024 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

6 LTL shipments per day 25,028 21,907 14.2 % LTL weight per shipment 1,005 1,001 0.4 % LTL revenue xFSC per hundredweight $18.43 $17.37 6.1 % LTL revenue xFSC per shipment $185.27 $173.83 6.6 % Operating Performance - Less-Than-Truckload Grew both revenue and Adjusted Operating Income while lapping DHE acquisition (Dollars in millions) Revenue xFSC $340.5 $280.2 21.5 % Operating (loss) income $(1.7) $24.6 (106.9%) Adjusted Operating Income 1 $32.1 $29.1 10.1 % Operating ratio 100.4% 92.5% 790 bps Adjusted Operating Ratio 1 90.6% 89.6% 100 bps LTL Financial Metrics LTL Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. • Revenue xFSC increased 21.5% year-over-year driven by 14.2% shipment growth and 6.1% year-over-year increase in LTL Revenue xFSC per hundredweight • 250 bps sequential improvement in OR as we continue to drive margin recovery through labor and cost efficiencies across the network • Announced the harmonization of our LTL business to operate under one consolidated brand, AAA Cooper. Q3 2025 Q3 2024 Change Q3 2025 Q3 2024 Change

7 • 94.3% Adjusted Operating Ratio1 during the quarter, 20 bps improvement year-over-year • Revenue per load up 3.6% year-over-year with load count down 6.2% • Providing value to our customers while remaining focused on profitable growth through quality carrier partnerships • Power-only capabilities continue to enhance asset utilization and diversify the freight mix • Implementing technology solutions into the business model to drive additional demand capture and operational efficiencies Operating Performance - Logistics Improving income through disciplined operating model (Dollars in millions) Revenue ex intersegment $140.4 $143.6 (2.2%) Operating income $6.8 $6.7 2.3 % Adjusted Operating Income 1 $8.0 $7.8 1.9 % Operating ratio 95.1% 95.3% (20 bps) Adjusted Operating Ratio 1 94.3% 94.5% (20 bps) Logistics Financial Metrics Revenue per load $1,967 $1,898 3.6 % Gross margin 17.8% 17.8% — bps Logistics Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Q3 2025 Q3 2024 Change Q3 2025 Q3 2024 Change

8 • Adjusted Operating Ratio improved 160 bps year-over-year driven by reductions in cost and improvements in network balance. • Improved load count 8.2% sequentially from 2Q 2025 while improving Adjusted Operating Ratio 430 bps • Disciplined pricing generating 3.5% average revenue per load increase year-over-year Operating Performance - Intermodal Returned to profitability through disciplined pricing and cost management (Dollars in millions) Revenue ex intersegment $94.1 $102.7 (8.4%) Operating (loss) $(2.3) $(1.4) (65.7%) Adjusted Operating Income (loss) 1 $0.2 $(1.4) 111.2 % Operating ratio 102.4% 101.4% 100 bps Adjusted Operating Ratio 1 99.8% 101.4% (160 bps) Intermodal Financial Metrics Average revenue per load $2,660 $2,569 3.5 % Load count 35,375 39,968 (11.5%) Average tractors 573 622 (7.9%) Average containers 12,535 12,569 (0.3%) Intermodal Operating Statistics Q3 2025 Q3 2024 Change Q3 2025 Q3 2024 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

9 • Revenue increased 29.9% year-over-year and operating income rose 86.4% YoY, driven primarily by strong performance in warehousing and equipment leasing • Results include an $11.2M charge related to the 2024 exit from the third-party insurance business (impacting Adjusted EPS by $0.05) • All Other Segments includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Strong revenue and income growth led by equipment leasing and warehousing operations (Dollars in millions) Revenue $88.9 $68.4 29.9 % Operating income $11.6 $6.2 86.4 % All Other Financial Metrics Q3 2025 Q3 2024 Change

10 EPS Guidance Expect Adjusted EPS to be in the range of $0.34 - $0.40 in Q4 Truckload •Revenue xFSC fairly stable sequentially in Q4 with sequential operating margin improvement of 250 to 350 bps •Revenue per loaded mile improves low single-digit % sequentially as we secure some seasonal freight demand •Tractor count stable and utilization down modestly sequentially in Q4 Guidance Assumptions Less-than- Truckload •Revenue, excluding fuel surcharge, growth between 10-15% year-over-year in Q4 •Similar Adjusted Operating Ratio as Q4 of the prior year Logistics •Load count improves mid single-digit % sequentially •Adjusted Operating Ratio fairly stable sequentially in Q4 •Revenue and Operating Income up mid-teens % sequentially Intermodal •All Other segments operating income, before including the $11.7M quarterly intangible amortization, approximately break even •Gain on sale to be in the range of $18M to $23M in Q4 •Net interest expense down slightly sequentially in Q4 •Net cash capital expenditures for the full year 2025 expected range of $475M - $525M •Effective tax rate on our adjusted results of approximately 23.0% to 24.0% for Q4 Other Areas

Appendix

Non-GAAP Reconciliation

Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio [1 2] (Unaudited)

	Quarter Ended September 30,		Year-to-Date September 30,	
	2025	2024	2025	2024
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,927,057	$ 1,876,676	$ 5,613,359	$ 5,545,797
Total operating expenses	(1,876,731)	(1,795,256)	(5,423,754)	(5,380,362)
Operating income	$ 50,326	$ 81,420	$ 189,605	$ 165,435
Operating ratio	97.4 %	95.7 %	96.6 %	97.0 %
Non-GAAP Presentation				
Total revenue	$ 1,927,057	$ 1,876,676	$ 5,613,359	$ 5,545,797
Truckload and LTL fuel surcharge	(206,168)	(195,783)	(587,306)	(610,389)
Revenue, excluding truckload and LTL fuel surcharge	1,720,889	1,680,893	5,026,053	4,935,408
Total operating expenses	1,876,731	1,795,256	5,423,754	5,380,362
Adjusted for:				
Truckload and LTL fuel surcharge	(206,168)	(195,783)	(587,306)	(610,389)
Amortization of intangibles [3]	(19,550)	(19,189)	(58,799)	(56,276)
Impairments [4]	(34,805)	(1,008)	(45,417)	(10,867)
Legal accruals [5]	(509)	(366)	(770)	(2,194)
Transaction fees [6]	—	(602)	—	(602)
Severance expense [7]	(761)	—	(1,702)	(7,219)
Change in fair value of deferred earnout [8]	—	859	—	859
Adjusted Operating Expenses	1,614,938	1,579,167	4,729,760	4,693,674
Adjusted Operating Income	$ 105,951	$ 101,726	$ 296,293	$ 241,734
Adjusted Operating Ratio	93.8 %	93.9 %	94.1 %	95.1 %

12

13 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairment: • Third quarter 2025 impairments reflect the non-cash impairments of tradenames associated with the decision to rebrand the MME and DHE brands of our LTL businesses under the AAA Cooper brand (within the LTL segment), as well as certain discontinued software projects (within the Intermodal Segment), and certain real property leases (within the Truckload Segment). Second quarter 2025 impairments reflects non-cash impairments related to certain real property owned and leased (within the Truckload Segment). First quarter 2025 reflects non-cash impairments related to certain real property leases (within the Truckload segment). • Third quarter and year-to-date 2024 reflects the non-cash impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First and third quarter 2025 legal expense reflects the increased estimated exposure for accrued legal matters based on recent settlement agreements. • Year-to-date 2024 legal expense reflects the increased estimated exposures for accrued legal matters based on recent settlement agreements. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 30, 2024 acquisition of DHE. The transaction fees are included within "Miscellaneous operating expenses" in the condensed statements of comprehensive income. 7 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to various acquisitions, which is recorded in "Miscellaneous operating expenses". Non-GAAP Reconciliation

14 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 8. 9 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 10 "Write-off of deferred debt issuance costs" was incurred from replacing the 2021 Debt Agreement and 2023 Debt Agreement with the 2025 Debt Agreement. 11 For the third quarter of 2025, an adjusted effective tax rate of 29.6% was applied in our Adjusted EPS calculation. For the year-to-date period ending September 30, 2025, an adjusted effective tax rate of 27.8% was applied in our Adjusted EPS calculation. For the third quarter of 2024, an adjusted effective tax rate of 29.3% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending September 30, 2024, an adjusted effective tax rate of 28.5% was applied in our adjusted EPS calculation to exclude certain discrete items. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2025 2024 2025 2024 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 7,861 $ 30,464 $ 72,743 $ 48,129 Adjusted for: Income tax expense attributable to Knight-Swift 7,388 14,137 31,684 22,253 Income before income taxes attributable to Knight-Swift 15,249 44,601 104,427 70,382 Amortization of intangibles 3 19,550 19,189 58,799 56,276 Impairments 4 34,805 1,008 45,417 10,867 Legal accruals 5 509 366 770 2,194 Transaction fees 6 — 602 — 602 Severance expense 7 761 — 1,702 7,219 Change in fair value of deferred earnout 8 — (859) — (859) Loss on investment 9 — 12,107 — 12,107 Write-off of deferred debt issuance costs 10 2,020 — 2,020 — Adjusted income before income taxes 72,894 77,014 213,135 158,788 Provision for income tax expense at effective rate 11 (21,613) (22,567) (59,303) (45,192) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 51,281 $ 54,447 $ 153,832 $ 113,596 Non-GAAP Reconciliation

15 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2025 2024 2025 2024 GAAP: Earnings per diluted share $ 0.05 $ 0.19 $ 0.45 $ 0.30 Adjusted for: Income tax expense attributable to Knight-Swift 0.05 0.09 0.19 0.14 Income before income taxes attributable to Knight-Swift 0.09 0.27 0.64 0.43 Amortization of intangibles 3 0.12 0.12 0.36 0.35 Impairments 4 0.21 0.01 0.28 0.07 Legal accruals 5 — — — 0.01 Transaction fees 6 — — — — Severance expense 7 — — 0.01 0.04 Change in fair value of deferred earnout 8 — (0.01) — (0.01) Loss on investment 9 — 0.07 — 0.07 Write-off of deferred debt issuance costs 10 0.01 — 0.01 — Adjusted income before income taxes 0.45 0.47 1.31 0.98 Provision for income tax expense at effective rate 11 (0.13) (0.14) (0.36) (0.28) Non-GAAP: Adjusted EPS $ 0.32 $ 0.34 $ 0.95 $ 0.70 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 10 "Write-off of deferred debt issuance costs" was incurred from replacing the 2021 Debt Agreement and 2023 Debt Agreement with the 2025 Debt Agreement. 11 For the third quarter of 2025, an adjusted effective tax rate of 29.6% was applied in our Adjusted EPS calculation. For the year-to-date period ending September 30, 2025, an adjusted effective tax rate of 27.8% was applied in our Adjusted EPS calculation. For the third quarter of 2024, an adjusted effective tax rate of 29.3% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending September 30, 2024, an adjusted effective tax rate of 28.5% was applied in our adjusted EPS calculation to exclude certain discrete items. djusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Non-GAAP Reconciliation

16 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, Truckload Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 1,236,634 $ 1,258,156 $ 3,643,220 $ 3,785,408 Total operating expenses (1,200,733) (1,212,800) (3,517,299) (3,693,422) Operating income $ 35,901 $ 45,356 $ 125,921 $ 91,986 Operating ratio 97.1% 96.4% 96.5% 97.6 % Non-GAAP Presentation Total revenue $ 1,236,634 $ 1,258,156 $ 3,643,220 $ 3,785,408 Fuel surcharge (152,156) (150,552) (437,023) (480,643) Intersegment transactions (115) (143) (451) (463) Revenue, excluding fuel surcharge and intersegment transactions 1,084,363 1,107,461 3,205,746 3,304,302 Total operating expenses 1,200,733 1,212,800 3,517,299 3,693,422 Adjusted for: Fuel surcharge (152,156) (150,552) (437,023) (480,643) Intersegment transactions (115) (143) (451) (463) Amortization of intangibles 2 (1,775) (1,775) (5,325) (5,325) Impairments 3 (3,551) (1,008) (14,163) (9,662) Legal accruals 4 — (366) (82) (336) Severance 5 — — (625) (1,466) Adjusted Operating Expenses 1,043,136 1,058,956 3,059,630 3,195,527 Adjusted Operating Income $ 41,227 $ 48,505 $ 146,116 $ 108,775 Adjusted Operating Ratio 96.2% 95.6% 95.4% 96.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 7. Non-GAAP Reconciliation

17 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, LTL Segment 2 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 394,501 $ 325,412 $ 1,133,756 $ 914,012 Total operating expenses (396,194) (300,856) (1,104,422) (836,120) Operating income $ (1,693) $ 24,556 $ 29,334 $ 77,892 Operating ratio 100.4% 92.5% 97.4% 91.5 % Non-GAAP Presentation Total revenue $ 394,501 $ 325,412 $ 1,133,756 $ 914,012 Fuel surcharge (54,012) (45,231) (150,283) (129,746) Revenue, excluding fuel surcharge 340,489 280,181 983,473 784,266 Total operating expenses 396,194 300,856 1,104,422 836,120 Adjusted for: Fuel surcharge (54,012) (45,231) (150,283) (129,746) Amortization of intangibles 3 (4,949) (4,563) (14,996) (12,403) Impairments 4 (28,800) — (28,800) — Adjusted Operating Expenses 308,433 251,062 910,343 693,971 Adjusted Operating Income $ 32,056 $ 29,119 $ 73,130 $ 90,295 Adjusted Operating Ratio 90.6% 89.6% 92.6% 88.5% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. Non-GAAP Reconciliation

18 Quarter Ended September 30, Year-to-Date September 30, Logistics Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 140,404 $ 143,581 $ 410,323 $ 402,010 Total operating expenses (133,567) (136,897) (392,796) (388,094) Operating income $ 6,837 $ 6,684 $ 17,527 $ 13,916 Operating ratio 95.1% 95.3% 95.7% 96.5 % Non-GAAP Presentation Revenue $ 140,404 $ 143,581 $ 410,323 $ 402,010 Total operating expenses 133,567 136,897 392,796 388,094 Adjusted for: Amortization of intangibles 2 (1,164) (1,164) (3,492) (3,492) Adjusted Operating Expenses 132,403 135,733 389,304 384,602 Adjusted Operating Income $ 8,001 $ 7,848 $ 21,019 $ 17,408 Adjusted Operating Ratio 94.3% 94.5% 94.9% 95.7 % Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, Intermodal Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 94,083 $ 102,679 $ 269,251 $ 288,192 Total operating expenses (96,381) (104,066) (276,790) (296,204) Operating loss $ (2,298) $ (1,387) $ (7,539) $ (8,012) Operating ratio 102.4% 101.4% 102.8% 102.8 % Non-GAAP Presentation Revenue $ 94,083 $ 102,679 $ 269,251 $ 288,192 Total operating expenses 96,381 104,066 276,790 296,204 Adjusted for: Impairments 2 (2,454) — (2,454) — Adjusted Operating Expenses 93,927 104,066 274,336 296,204 Adjusted Operating (Loss) Income $ 156 $ (1,387) $ (5,085) $ (8,012) Adjusted Operating Ratio 99.8% 101.4% 101.9% 102.8% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. Non-GAAP Reconciliation